UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2004


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)




                 Massachusetts                              1-7211                          04-2068530
            (State of incorporation)                (Commission File No.)        (IRS Employer Identification No.)

         65 Grove Street, Watertown, MA                     02472                         (617) 926-2500
    (Address of principal executive offices)              (Zip Code)              (Registrant's telephone number,
                                                                                       including area code)

Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

           Exhibit Number  Description
           --------------  -----------

                99 Press Release dated May 10, 2004, reporting the financial results of Ionics, Incorporated for the quarter ended March 31, 2004.

Item. 12.  Results of Operations and Financial Condition
---------  ---------------------------------------------

           On May 10, 2004, Ionics, Incorporated issued a press release reporting its financial results for the quarter ended March 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              IONICS, INCORPORATED

May 10, 2004                  By:     /s/Stephen Korn
                                      ----------------------------
                              Name:   Stephen Korn
                              Title:  Vice President and General Counsel

                                  EXHIBIT INDEX
                                  -------------



Number                  Description                            Page Number
------                  -----------                            -----------

 99            Press release dated May 10, 2004, reporting           4
               the financial results of Ionics, Incorporated for the quarter ended March 31, 2004.

                                   EXHIBIT 99
                                   ----------

              IONICS REPORTS RESULTS FOR THE FIRST QUARTER OF 2004

Watertown, MA, May 10, 2004 . . . Ionics, Incorporated (NYSE-ION) today reported results for the three-month period ended March 31, 2004. First quarter revenues were $107.4 million compared to $82.6 million for the first quarter of 2003. The net loss of $4.0 million, or ($0.19) per share, in Q1 2004 compared to net income of $0.6 million, or $0.03 per share, for Q1 2003. For continuing operations, the loss per share of ($0.06) in Q1 2004 compares to earnings per share of $0.05 in Q1 2003. Excluding amortization of intangibles, loss per share for continuing operations of ($0.03) compares to earnings per share of $0.06 in the first quarter of 2003.

The results for the first quarter include a $3.3 million charge related to Carmel Desalination Limited (CDL), an Israeli project company in which Ionics holds a 33 1/3% ownership interest. Other items included in the results were $0.6 million of restructuring charges and $0.6 million in systems development charges.

Also included are the consolidated results of the Ecolochem Group (acquired on February 13, 2004), and Desalcott (Desalination Company of Trinidad and Tobago Ltd.), the Company's 40% owned joint venture in Trinidad. Desalcott's results were included in the consolidated results of the Company in accordance with the provisions of FIN46. Ecolochem revenues from February 14 through the end of the quarter were $11.9 million, and Desalcott revenues for the full quarter were $6.9 million.

The CDL charge was taken as a result of the Israel Water Desalination Agency's ("WDA") notification of its intent to terminate the concession agreement with CDL. As a result, the Company recorded a charge including all assets and liabilities related to this project. The majority of the charge ($2.5 million) relates to the Company's pro rata portion of CDL's performance bond, upon which the WDA has made a demand. Commenting on the dispute between CDL and the WDA, Douglas Brown, Ionics' CEO stated, "In our view, the failure of the CDL project was due to the failure of the Israeli government to fulfill its obligations. Among other things, the water project included a power plant which the WDA approved with our original contract award. Subsequently, the government declined the permit for the power plant, thereby substantially damaging the project's economics. Therefore, CDL has made a claim against the government, which, if successful, would allow Ionics to recover the charge we have taken this quarter. Ionics and our Israeli partners in CDL intend to vigorously pursue the recovery of these funds." The dispute between CDL and the WDA has been submitted to binding arbitration in Israel, with final resolution anticipated in the third quarter of 2004.

Backlog at the end of the first quarter was $464.1 million and included the backlog of Ecolochem of $52.5 million, and the net backlog of Desalcott of $93.7 million.


                                    - more -

Ionics will host a conference call tomorrow, Tuesday, May 11, 2004 at 10:30AM, EDT to discuss its first quarter financial results. This conference call will be accessible on the Company's home page, at http://www.shareholder.com/ion/medialist.cfm. Recorded replays of the financial results conference call will be available on the web site for a one-week period beginning later that day.

About Ionics, Inc.
Ionics is a global leader in water purification and wastewater treatment. The Company has over 50 years of experience in the design, installation, operation and maintenance of water and wastewater treatment systems and is a leading provider of emergency and long-term water treatment services. More membrane-based desalination systems have been designed and built by Ionics than any other supplier worldwide. Ionics is also a leader in supplying zero-liquid-discharge systems, in providing ultrapure water systems for the power and microelectronics industries, and in the measurement and analysis of water impurities. The Company also supplies Point-of-Use and Point-of-Entry water treatment systems for commercial and residential applications. For more information, visit www.ionics.com.

Safe-harbor statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements in this news release involve risk and uncertainty. The statements contained in this release which are not historical facts are forward-looking statements. These forward-looking statements are based on management's current views and assumptions and are neither promises nor guarantees but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from management's current expectations as described in such forward-looking statements, including overall economic and business conditions; competitive factors, such as acceptance of new products, pricing pressures and competition from competitors larger than the Company; risks of nonpayment of accounts receivable, including those from affiliated companies; risks associated with foreign operations; technological and product development risks; availability of manufacturing capacity; risks associated with the Company's restructuring program announced in September 2003; risks associated with the integration of Ecolochem's operations with those of the Company; and other factors described in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2003. You should not place undue reliance on the forward-looking statements in this press release, and the Company disavows any obligation to update or supplement those statements in the event of any changes in the facts, circumstances, or expectations that underlie those statements.


                                     -more-



                      IONICS REPORTS FIRST QUARTER RESULTS

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (Amounts in thousands, except per share amounts)

                                                            Three months ended
                                                                March 31,
                                                          -----------------------
                                                             2004        2003
                                                          ------------ ----------

Revenues:
    Equipment Sales                                          $ 33,430   $ 29,552
    Operations                                                 52,406     27,682
    Consumer Water                                              5,721      5,200
    Instruments                                                 8,751      8,379
    Affiliated companies                                        7,115     11,777
                                                          ------------ ----------
                                                              107,423     82,590
                                                          ------------ ----------

Costs and expenses:
    Cost of sales of Equipment Sales                           27,873     22,642
    Cost of sales of Operations                                34,548     19,133
    Cost of sales of Consumer Water                             2,405      2,238
    Cost of sales of Instruments                                4,006      3,589
    Cost of sales to affiliated companies                       6,110     10,217
    Research and development                                    1,531      1,777
    Selling, general and administrative                        29,023     21,674
    Restructuring charges                                         564          -
                                                          ------------ ----------
                                                              106,060     81,270
                                                          ------------ ----------

Income from continuing operations                               1,363      1,320

Interest (expense) income, net                                 (3,322)       556

Equity income (loss)                                              490       (101)
                                                          ------------ ----------

(Loss) income from continuing operations before
    income tax and minority interest expense                   (1,469)     1,775

Income tax benefit (expense)                                      470       (624)
                                                          ------------ ----------

(Loss) income from continuing operations before
    minority interest expense                                    (999)     1,151

Minority interest expense                                         253        198
                                                          ------------ ----------

(Loss) income from continuing operations                       (1,252)       953

Loss on discontinued operations, net of tax                    (2,699)      (377)

                                                          ------------ ----------
Net (loss) income                                            $ (3,951)     $ 576
                                                          ============ ==========


Basic (loss) earnings per share from continuing operations    $ (0.06)    $ 0.05

Basic loss per share from discontinued operations               (0.13)     (0.02)
                                                          ------------ ----------

Basic net (loss) earnings per share                           $ (0.19)    $ 0.03
                                                          ============ ==========


Diluted (loss) earnings per share from continuing operations  $ (0.06)    $ 0.05

Diluted loss per share from discontinued operations             (0.13)     (0.02)
                                                          ------------ ----------

Diluted net (loss) earnings per share                         $ (0.19)    $ 0.03
                                                          ============ ==========


Shares used in basic (loss) earnings per share calculations    20,322     17,555
                                                          ============ ==========

Shares used in diluted (loss) earnings per share calculations  20,322     17,562
                                                          ============ ==========

    Backlog                                                  $464,062   $348,488
                                                          ============ ==========

                                                -more-


Other Data:
                                                            Three months ended
                                                                March 31,
                                                          -----------------------
                                                             2004        2003
                                                          ------------ ----------
Reconciliation of net (loss) income from continuing operations to EBITA from continuing operations:

(Loss) income from continuing operations                     $ (1,252)     $ 953

Add back:
Amortization of intangibles, net of tax                           725         51
                                                          ------------ ----------

EBITA (loss) income from continuing operations                 $ (527)   $ 1,004
                                                          ============ ==========


Diluted (loss) income per share from continuing operations    $ (0.06)    $ 0.05

Add back:
Amortization of intangibles, net of tax                          0.04       0.00
                                                          ------------ ----------

EBITA diluted (loss) income per share
    from continuing operations                                $ (0.03)    $ 0.06
                                                          ============ ==========


Management believes that the diluted (loss) earnings per share from continuing operations excluding the amortization of intangibles is a key performance indicator, because the amortization charge is non cash and relates essentially to the Ecolochem transaction.

                                     -more-




                      IONICS REPORTS FIRST QUARTER RESULTS

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Amounts in thousands)

                                                           March 31,     December 31,
                                                              2004           2003
                                                          -------------  -------------
Current assets:
    Cash and cash equivalents                                 $ 68,002      $ 133,815
    Restricted cash                                             18,730              -
    Short-term investments                                         679              -
    Notes receivable, current                                    7,810          6,365
    Accounts receivable, net                                   106,071         87,415
    Receivables from affiliated companies                       13,787         22,140
    Inventories                                                 30,294         24,716
    Assets from discontinued operations                          2,976          7,466
    Other current assets                                        50,915         33,901
                                                          -------------  -------------
       Total current assets                                    299,264        315,818

Receivables from affiliated companies, long-term                10,046         20,915
Notes receivable, long-term, net                                28,700         28,408
Investments in affiliated companies                             11,042         14,362
Property, plant and equipment, net                             399,411        171,785
Goodwill                                                       183,435          7,695
Intangible assets, net                                          79,830          6,378
Other assets                                                    31,010         26,616
                                                          -------------  -------------
       Total assets                                        $ 1,042,738      $ 591,977
                                                          =============  =============

Current liabilities:
    Notes payable and current portion of long-term debt        $ 9,129        $ 6,276
    Accounts payable                                            36,429         28,279
    Billings in advance from affiliated companies                    -          3,629
    Liabilities from discontinued operations                       239            396
    Other current liabilities                                   88,968         79,512
                                                          -------------  -------------
       Total current liabilities                               134,765        118,092

Long-term debt and notes payable                               290,108          8,889
Deferred income taxes                                           34,360         30,979
Minority interest                                               14,926          1,426
Accumulated losses in investments in affiliated companies        6,079          5,068
Other liabilities                                               11,413         11,358
Stockholders' equity                                           551,087        416,165
                                                          -------------  -------------
       Total liabilities and stockholders' equity          $ 1,042,738      $ 591,977
                                                          =============  =============

                                      # # # # #


       For more information, contact:

       John F. Curtis                                                    Daniel M. Kuzmak
       Vice President, Strategy and Operations, Treasurer                Vice President, Chief Financial Officer
       Ionics, Incorporated                                              Ionics, Incorporated
       Tel: (617) 673-4403                                               Tel: (617) 673-4350
       jcurtis@ionics.com                                                dkuzmak@ionics.com
